UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2017
________________________________________________________

________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[ ]

Item 1.01. Entry into a Material Definitive Agreement.
On October 3, 2017, Platform Specialty Products Corporation ("Platform"), MacDermid, Incorporated ("MacDermid"), MacDermid Agricultural Solutions Holdings B.V., Netherlands Agricultural Investment Partners LLC, MacDermid European Holdings B.V., MacDermid Funding LLC and certain other subsidiaries of Platform, entered into and closed the transactions contemplated by an amendment ("Amendment No. 8") to the Second Amended and Restated Credit Agreement, dated as of August 6, 2014, as amended on October 1, 2014, November 3, 2014, February 13, 2015, December 3, 2015, October 14, 2016, December 6, 2016 and April 18, 2017 by and among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC and certain subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (as amended, the "Credit Agreement"). Amendment No. 8 provided for the refinancing of existing tranche B-5 term loans denominated in U.S. dollars of $605 million and tranche C-4 term loans denominated in euros of €693 million (collectively, the "Existing Term Loans") by creating (i) a new tranche of term loans denominated in U.S. dollars in an aggregate principal amount of $680 million (the "Tranche B-7 Term Loans") and (ii) a new tranche of term loans denominated in euros in an aggregate principal amount of €630 million (the "Euro Tranche C-6 Term Loans," and together with the Tranche B-7 Term Loans, the "New Term Loans"). The Existing Term Loans were created in connection with Platform's repricing closed on December 6, 2016.
Concurrently with the creation of the New Term Loans, the proceeds of the $680 million of Tranche B-7 Term Loans and the €630 million of Euro Tranche C-6 Term Loans were used to prepay in full the Existing Term Loans. The Tranche B-7 Term Loans bear interest at 2.50% per annum, plus an applicable eurocurrency rate, or 1.50% plus an applicable base rate, calculated as set forth in the Credit Agreement. The Euro Tranche C-6 Term Loans bear interest at 2.50% per annum, plus an applicable eurocurrency rate, calculated as set forth in the Credit Agreement. The Euro Tranche C-6 Term Loans' EURIBOR floor was reduced from 1.0% to 0.75%. The maturity date of the New Term Loans is the same as the Existing Term Loans' maturity date, June 7, 2020.
Except as set forth in Amendment No. 8 and above, (i) the Tranche B-7 Term Loans have identical terms as the existing U.S. dollar denominated tranche B-6 term loans and (ii) the Euro Tranche C-6 Term Loans have identical terms as the existing euro denominated tranche C-5 term loans and, in each case, are otherwise subject to the provisions of the Credit Agreement.
The foregoing descriptions of Amendment No. 8 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 8, which is attached hereto as Exhibit 10.1, and the Second Amended and Restated Credit Agreement, dated as of August 6, 2014, as amended by Amendments No. 2, 3, 4, 5, 6 and 7, each of which are included herewith as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 8.01. Other Events.
On October 3, 2017, Platform issued a press release announcing the refinancing of the Existing Term Loans. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibit

Exhibit Number	Description
10.1
Amendment No. 8, dated October 3, 2017, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent

10.2
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform's Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference)

10.3
Amendment No. 2, dated August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference)

10.4
Amendment No. 3, dated February 13, 2015, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on February 17, 2015, and incorporated herein by reference)

10.5
Amendment No. 4, dated December 3, 2015, among, inter alios, Platform, MacDermid, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.3 to Platform’s Current Report on Form 8-K filed on December 4, 2015, and incorporated herein by reference)

10.6
Amendment No. 5, dated October 14, 2016, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on October 17, 2016, and incorporated herein by reference)

10.7
Amendment No. 6, dated December 6, 2016, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on December 7, 2016, and incorporated herein by reference)

10.8
Amendment No. 7, dated April 18, 2017, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on April 18, 2017, and incorporated herein by reference)

99.1	Press Release dated October 3, 2017 announcing the refinancing of the Existing Term Loans

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
October 3, 2017 (Date)	/s/ John P. Connolly John P. Connolly Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1
Amendment No. 8, dated October 3, 2017, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent

10.2
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform's Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference)

10.3
Amendment No. 2, dated August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference)

10.4
Amendment No. 3, dated February 13, 2015, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on February 17, 2015, and incorporated herein by reference)

10.5
Amendment No. 4, dated December 3, 2015, among, inter alios, Platform, MacDermid, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.3 to Platform’s Current Report on Form 8-K filed on December 4, 2015, and incorporated herein by reference)

10.6
Amendment No. 5, dated October 14, 2016, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on October 17, 2016, and incorporated herein by reference)

10.7
Amendment No. 6, dated December 6, 2016, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on December 7, 2016, and incorporated herein by reference)

10.8
Amendment No. 7, dated April 18, 2017, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on April 18, 2017, and incorporated herein by reference)

99.1	Press Release dated October 3, 2017 announcing the refinancing of the Existing Term Loans